As filed with the Securities and Exchange Commission on March 1, 1999


                            Registration No. 2-98410
                                    811-4328


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------


                        Post-Effective Amendment No. 19                    [ X ]

                                       To

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF A UNIT INVESTMENT TRUST
                            REGISTERED ON FORM N-8B-2
                           PURSUANT TO THE INVESTMENT
                               COMPANY ACT OF 1940

                       FIRST INVESTORS LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)
                                 (Name of Trust)

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                               (Name of Depositor)

                           95 Wall Street, 22nd Floor
                            New York, New York 10005
                   (Complete address of depositor's principal
                               executive offices)

                               Richard H. Gaebler
                                    President
                     First Investors Life Insurance Company
                           95 Wall Street, 22nd Floor
                            New York, New York 10005
                (Name and complete address of agent for service)

                        Copies of all communications to:
                         Freedman, Levy, Kroll & Simonds
                             1050 Connecticut Avenue
                           Washington, D.C. 20036-5366
                            Attn: Gary O. Cohen, Esq.

It is proposed that this filing will become effective on (check the appropriate box):

|_|      immediately upon filing pursuant to paragraph (b)

|_|      on (date) pursuant to paragraph (b)

|X|      60 days after filing pursuant to paragraph (a)(1)

|_|      on (date) pursuant to paragraph (a)(1) of Rule 485

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title and Amount of Securities Being Registered: An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

Approximate Date of Proposed Public Offering: Continuous

                                 FIRST INVESTORS
                               LIFE LEVEL PREMIUM
                             VARIABLE LIFE INSURANCE

                             Reconciliation and Tie
                             ----------------------

N-8B-2
 Item No.                                          Location
 --------                                          --------

1-8        Organization and General                Front Cover; Overview, The
           Information                             Policy, Who We Are; Other
                                                   Information, Relevance of
                                                   Financial Statements

                                                   Not Applicable
9          Material Litigation


10         General Information Concerning          Overview, Who We Are; The
           the Securities of the Trust             Policy in Detail; Other
           and the Rights of Holders               Information

11-12      Information Concerning the              Overview, Who We Are; The
           Securities Underlying the Trust's       Policy in Detail; Other
           Securities                              Information

13         Information Concerning Loads,           Overview, The Charges and
           Fees, Charges and Expenses              Expenses; The Policy in
                                                   Detail, Optional Insurance
                                                   Riders

14-24      Information Concerning the              Overview, Who We Are; The
           Operations of the Trust                 Policy in Detail, Allocation
                                                   of Your Net Premium to
                                                   Investment Options; Federal
                                                   Income Tax Information; Other
                                                   Information

25-27      Organization and Operations             Overview, Who We Are; Our
           of Depositor                            Officers and Directors;
                                                   Other Information

28         Officials and Affiliated                Overview, Who We Are; Our
           Persons of Depositor                    Officers and Directors

30         Controlling Persons                     Overview, Who We Are

31-34      Compensation of Officers                Overview, Who We Are; Our
           and Directors of Depositor              Officers and Directors;
                                                   Other Information

35-38      Distribution of Securities              Overview, Who We Are; Other
                                                   Information, Distribution of
                                                   Policies

39-43      Information Concerning Principal        Overview, Who We Are; Other
           Underwriter                             Information, Distribution of
                                                   Policies

44-45      Offering Price or Acquisition           Overview, The Charges and
           Valuation of Securities of the Trust    Expenses, Who We Are;
                                                   Pertinent Provisions of the
                                                   Prospectus of First Investors
                                                   Life Series Fund (File No.
                                                   2-98409) incorporated herein
                                                   by reference

46         Redemption Valuation of Securities      Overview, The Charges and
            of the Trust                           Expenses, Who We Are;
                                                   Pertinent Provisions of the
                                                   Prospectus of First Investors
                                                   Life Series Fund (File
                                                   No.2-98409) incorporated
                                                   herein by reference

47         Purchase and Sale of Interests          Overview, The Charges and
           in Underlying Securities from and       Expenses, Who We Are; The
           to Security Holders                     Policy in Detail; Other
                                                   Information

48-50      Information Concerning the Trustee      Other Information
           or Custodian

51         Information Concerning Insurance        Overview; The Policy in
           of Holders of Securities                Detail

52        Policy of Registrant                     Overview; The Policy in
                                                   Detail; Other Information

53        Regulated Investment Company             Federal Income Tax
                                                   Information

54-59     Financial and Statistical Information    Overview, The Charges and
                                                   Expenses; The Policy in
                                                   Death Benefits, Cash Values
                                                   and Accumulated Premiums;
                                                   Other Information, Detail;
                                                   Illustrations of Relevance of
                                                   Financial Statements, Experts

                                     PART II

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------


             (INFORMATION NOT REQUIRED TO BE FILED IN A PROSPECTUS)

                           Undertaking To File Reports
                           ---------------------------


         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     Undertaking Pursuant to Rule 484(b)(1)
                     --------------------------------------
                        under the Securities Act of 1933
                        --------------------------------

         Article XIV of the By-Laws of First Investors Life Insurance Company provides as follows:

         "To the full extent authorized by law and by the Charter, the Corporation shall and hereby does indemnify any person who shall at any time be made, or threatened to be made, a party in any civil or criminal action or proceeding by reason of the fact that he, his testator or his intestate is or was a director or officer of the Corporation or served another corporation in any capacity at the request of the Corporation, provided, that the notice required by
         Section 62-a of the Insurance Law of the State of New York, as now in effect or as amended from time to time, be filed with the Superintendent of Insurance."

         Reference is hereby made to the New York Business Corporation Law, Sections 721 through 725.

         The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

         A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the First Investors Life Level Premium Variable Life Insurance (Separate Account
B) pursuant to the foregoing provisions, or otherwise, the First Investors Life Level Premium Variable Life Insurance (Separate Account B) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the First Investors Life Level Premium Variable Life Insurance (Separate Account B) of expenses incurred or paid by a director, officer or controlling person of the First Investors Life Level Premium Variable Life Insurance (Separate Account B) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the First Life Level Premium Variable Life Insurance (Separate Account B) will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against policy as expressed in the Act and will be governed by the final adjudication of such issue.


                   Representation Regarding Reasonableness of
                        Aggregate Policy Fees and Charges
                    Pursuant to Section 26(a)(e)(2)(A) of the
                         Investment Company Act of 1940


         First Investors Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Investors Life under the Policies. First Investors Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for First Investors Life to earn a profit; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 under prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

This Registration Statement for First Investors Life Level Premium Variable Life Insurance comprises the following papers and documents.

          The facing page.

          Reconciliation and Tie.

          Prospectus, consisting of 32 pages.

          The undertaking to file reports.

          Undertaking pursuant to Rule 484 (b)(1 ) under the Securities Act of 1933.

          Representation Regarding Reasonableness of Fees and Charges.

          The signatures.

          Written consents of the following persons:

                  Tait, Weller & Baker.  (To be filed.)

THE INSURED SERIES PLAN

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
95 Wall Street, New York, New York 10005/(212) 858-8200


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE BUYING OR TAKING ACTION UNDER A POLICY. THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.


THE  SECURITIES  AND EXCHANGE  COMMISSION  (SEC) HAS NOT APPROVED OR DISAPPROVED
THESE  SECURITIES  OR  PASSED  UPON  THE  ADEQUACY  OF  THIS   PROSPECTUS.   ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                      The date of this Prospectus is April ____, 1999

                                          OVERVIEW

THE POLICY

    This Prospectus describes a Level Premium Variable Life Insurance Policy (the "Policy") that is offered by First Investors Life Insurance Company (referred to hereafter as "First Investors Life," "we," "us" or "our") through our Separate Account B. The Policy provides you with life insurance coverage and the opportunity to invest your net premiums (i.e., premiums less certain fees and charges) in one or more investment options ("Subaccounts") of Separate Account B. For marketing purposes, we call the Policy our Insured Series Plan.

    You are required to pay premiums for only 12 years. After 12 years, you never have to make another premium payment. The Policy stays in force for the life of the insured unless you decide to surrender it. The premiums are level. You decide how much you want to pay each year. Once this amount is set, you pay the same amount each year. This amount can never be increased by us.

    The Policy is "variable." This means that the amount of the insurance coverage, the cash value and the loan value of your Policy may increase or decrease depending on the investment performance of the Subaccount(s) that you select. You bear the entire investment risk with respect to the Policy's cash value, which could decline to zero. However, the death benefit will never be less than the Guaranteed Insurance Amount (adjusted for loans and partial surrenders), if you pay all your premiums.

    We offer nine Subaccounts, from which you may select up to five. Each Subaccount invests in shares of a corresponding "Fund" of First Investors Life Series Fund ("Life Series Fund"), as shown below.

    Separate Account                   Corresponding
     B Subaccount                          Fund
     ------------                          ----

   Blue Chip Subaccount                Blue Chip Fund
   Cash Management Subaccount          Cash Management Fund
   Discovery Subaccount                Discovery Fund
   Government Subaccount               Government Fund
   Growth Subaccount                   Growth Fund
   High Yield Subaccount               High Yield Fund
   International Securities Subaccount International Securities Fund
   Investment Grade Subaccount         Investment Grade Fund
   Utilities Income Subaccount         Utilities Income Fund

For information on the investment objectives, investment strategies, and investment risks of each Fund, see the Life Series Fund prospectus, which is attached at the end of this prospectus.

    You may also choose to add riders your Policy to increase the death benefit and protect against the risk that you will not be able to make the premium payments due to your own death or disability. These optional riders are described in the section called "Optional Insurance Riders."

    To help you understand how the values of a hypothetical Policy would change over time, we have included some illustrations based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your registered representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes. You should keep in mind that replacing existing insurance with the Policy may not benefit you because of, among other things, the cost of the Policy during the first few years.

    If you are not satisfied with your Policy, you may be able to cancel and return it to us for a full refund of any premiums that you have paid. For more details, see the section entitled "Cancellation Rights" in this prospectus

THE CHARGES AND EXPENSES

  We describe below the fees and charges that you may be required to pay to purchase and maintain the Policy. Immediately thereafter, we describe the fees and expenses of each of the underlying mutual funds that are available as investment options. We guarantee that once you have purchased your policy, we will not increase the amount of your premium payments, the charges that we deduct from your premiums, or the charges that we deduct from your Subaccount(s) for mortality and expense risks.

   Deductions from Premium Payments
   --------------------------------

  We deduct from your premiums for the Policy the fees and charges listed below. We allocate the balance of your premium payments to the Subaccount(s) that you have selected.

      Annual Administrative Charge. We impose a $30 charge on your premium payment each Policy year. The charge is for our annual administrative expenses, including expenses for (1) premium billing and collection, (2) recordkeeping,
(3) processing death benefit claims, (4) cash surrenders, (5) Policy changes, and (6) reporting and other communications to Policyowners.

      Additional First Year Charge. We impose an additional charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance. The charge is for our administrative expenses in issuing the Policy, including expenses for (1) medical examinations, (2) insurance underwriting costs, and (3) processing applications and establishing permanent Policy records.

      Sales Load. We impose a sales charge in issuing a Policy. The charge in any year does not specifically correspond to our sales expenses for that year. The charge will not exceed the following percentages of the annual premium:

            Years                     Maximum Percentages
            -----                     -------------------

              1..............................30%
             2-4.............................10%
         5 and later......................... 6%


  Premiums For Optional Insurance Riders. We will deduct from your premiums any premiums for any optional insurance riders that you have chosen.

  State Premium Tax Charge. This charge varies from state to state. We expect that the average state premium tax rate on premiums for the Policies will be 2%.

  Risk Charge. We impose a maximum risk charge of 1.5% of the premium. The charge insures that the death benefit will always at least equal the guaranteed minimum death benefit.

  Other Charges. We may also deduct two other charges from your premium: (1) an extra premium if you are rated as having a high mortality risk, and (2) an additional charge for premiums if you pay premiums on other than on an annual basis.

  We begin to accrue and deduct all of the above charges on a Policy's issue date. For the fiscal year ended December 31, 1998, we received a total of $____________ for these charges.

  Deductions From the Value of Your Policy
  ----------------------------------------

  Mortality And Expense Risks Charges. We deduct from the value of your Policy a daily charge for the mortality and expense risks that we assume. We compute the charge at an effective annual rate of .50% of the value of Subaccount assets attributable to your Policy.

  The mortality risk that we assume is that the person named as the insured under the Policy will live for a shorter time than we have estimated. In that case, we will not receive enough premium to compensate us for the death benefit we must pay. The expense risk we assume is that the expenses we incur in issuing and administering the Policies will be greater than we have estimated.

  Cost Of Insurance Protection. We deduct a charge for the cost of insurance protection. This amount is determined by the insurance rates applicable to your Policy based upon your age, sex, and other factors as well as the net amount of insurance that is at risk (see "Cost of Insurance Protection").

  Charges For Income Taxes. We do not currently charge for our corporate Federal income taxes that may be attributable to Separate Account B. However, we may impose such a charge in the future. We may also impose charges for other applicable taxes attributable to Separate Account B (see "FEDERAL INCOME TAX INFORMATION").

  Expenses Paid by the Funds
  --------------------------

  The Funds of Life Series Fund (singularly, "Fund," and collectively, "Funds") bear the cost of investment advisory and subadvisory fees, brokerage commissions, transfer taxes and other fees related to securities transactions. While you will not be required to pay any such expenses directly, they are indirectly passed on to you. They are reflected in the net asset value of each Fund's shares.

The following table shows the fees and expenses for each Fund that is available to you:

FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)


                                                TOTAL FUND
                          MANAGEMENT   OTHER     OPERATING   FEE        NET
                           FEES(1)   EXPENSES(2) EXPENSES(3) WAIVERS    EXPENSES
                           -------   -------------------------------    --------

Blue Chip Fund            [     ]%   [     ]%    [     ]%    [     ]%   [     ]%

Cash Management Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]
Discovery Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]
Government Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]
Growth Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]
High Yield Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]
International Securities
Fund                      [     ]    [     ]     [     ]     [     ]    [     ]

Investment Grade Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]
Utilities Income Fund
                          [     ]    [     ]     [     ]     [     ]    [     ]

(1) For the fiscal year ended December 31, 1998, the Adviser waived Management Fees in excess of ____% for Cash Management Fund, ___% for Government Fund, ___% for Investment Grade Fund, and ___% for Utilities Income Fund. The Adviser has contractually agreed with the Funds to waive Management Fees in excess of ___% for Cash Management Fund, ___% for Government Fund, ___% for Investment Grade Fund, and ___% for Utilities Income Fund for a period of twelve months commencing on __________ __, 1999.

(2) For the fiscal year ended December 31, 1998, the Adviser assumed certain Other Expenses in excess of ___% for Cash Management, ___% for Government Fund, and ___% for Investment Grade Fund. The Adviser has contractually agreed with the Funds to assume certain Other Expenses in excess of ___% for Cash Management, ___% for Government Fund, and ___% for Investment Grade Fund for a period of twelve months commencing on ___________.

(3) Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses or Net Expenses.

WHO WE ARE

  First Investors Life Insurance Company
  --------------------------------------

  First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 , is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance, annuities, and accident and health insurance. We assume all of the insurance risks under the Policy, and our assets support the Policy's benefits. At December 31, 1998, we had over $_____ million of assets and over $_____ billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

  First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for Life Series Fund ("Transfer Agent"). Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser and First Investors Life.

  We segregate the assets of Separate Account B from our other assets. The assets fall into two categories: (1) assets equal to our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that we charge to Separate Account B. The assets equal to our Policy reserves and liabilities support the Policy. We cannot use these assets to satisfy any of our other liabilities. The assets derived from our charges do not support the Policy, and we can transfer these assets in cash to our General Account. Before making a transfer, we will consider any possible adverse impact that the transfer may have on Separate Account B.

  Separate Account B
  ------------------

  We established Separate Account B on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account. Separate Account B has registered with the SEC as a unit investment trust under the 1940 Act.

  We allocate assets to Separate Account B to support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, we do not expect to pay you any capital distributions from the Policies. We value shares of the Funds that the Subaccounts hold at their net asset value.

  Life Series Fund
  ----------------

  Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Life Series Fund consists of 11 separate Funds, nine of which are available to Policyowners of Separate Account B. Target Maturity 2007 Fund and Target Maturity 2010 Fund are the two Funds of Life Series Fund that are not available to Policyowners of Separate Account B. The Life Series Fund offers its shares only through the purchase of a Policy or a variable annuity contract. It does not offer its shares directly to the general public.

  First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser and Life Series Fund have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109 to serve as subadviser ("Subadviser") of the International Securities Fund and the Growth Fund. See the Life Series Fund Prospectus for more information about the Adviser and Subadviser.

  RISK AND REWARD CONSIDERATIONS

      The Policy offers you not only insurance protection but also the opportunity to accumulate assets on a tax deferred basis by investing in the underlying investment options. However, there are several important factors that you should consider before making a decision to purchase a Policy.

      1. The Policy involves a long-term commitment on your part. Because most of the fees and charges are paid during the early years, you will generally lose money if you fail to make all premium payments required during the 12 year period. This is illustrated in the hypotheticals that appear at the end of this prospectus. Therefore, you should have the intention and financial ability to complete the program.

      2. With investment opportunity comes investment risk. Each Subaccount will fluctuate in value on a daily basis. The investment objectives, primary investment strategies, and primary risks of the underlying Funds are described in the attached Life Series prospectus.

      3. If you decide to take policy loans, you should be aware that they can have adverse consequences. Among other things, they reduce the death benefit and cash value of your Policy; they may undermine the growth potential of the cash value of your Policy; and they may result in taxable distributions to you if they exceed the cash values of a Policy as a result of a decline in the market value of the underlying investments or for any other reason (see the discussion on Policy Loans).

      4.  A  surrender  of  your  Policy  prior   to   maturity  may   have  tax
implications. You should carefully review the section on "FEDERAL INCOME TAX INFORMATION."

      5. The ability of FIL and its affiliates to process policy-related requests, and render other services could be adversely affected if the computers or other systems on which they rely are not properly programmed to operate after January 1, 2000. (See "OTHER INFORMATION--Year 2000" for more information.) A discussion on the investment risks of the Year 2000 may be found in the Life Series Fund prospectus, which is attached at the end of this prospectus.

                                    THE POLICY IN DETAIL

  The following discussion summarizes important provisions of the Policy offered by this Prospectus. The discussion generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made.

YOUR PREMIUMS

  The Amount of Your Premiums
  ---------------------------

  Subject to our $600 minimum annual premium requirement (excluding premiums for any riders other than Waiver of Premium), you decide how much you wish to pay in premiums. Once you have decided how much you wish to pay, the premium remains level for all 12 years that you are required to make premium payments. We can never increase the amount. Paying a level annual premium acts as an averaging device to cover (1) expenses, which are higher in the early Policy years, and
(2) the cost of the mortality risk, which increases in the later Policy years and continues to increase beyond the premium paying period. We allocate assets to our General Account to accumulate as a reserve for the contingency that the insured will die when the Guaranteed Insurance Amount exceeds the death benefit payable without such guarantee. In setting premium rates, we took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to our surplus.

The Frequency of Payment
------------------------

  You pay premiums under the Policy for only 12 years. You may choose to pay these premiums on an annual, semi-annual, quarterly or monthly due date measured from the date of issue of the Policy. Premium payments are due on or before the due dates at our Home Office. If you pay early, we will place your premium payment in our General Account and on the day that it is due, we will allocate the premium to the Subaccount(s) that you selected.

  You will pay the lowest premium by paying annually. When you pay premiums on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The following table illustrates these premium amounts. We deduct the additional charge from these premiums when we receive them.

                               PREMIUMS ON INSTALLMENT BASIS
                           (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                   Aggregate Premiums
        Frequency            Each Premium            for Policy Year
        ---------            ------------            ---------------
        Annual................  100.00%                  100.00%
        Semiannual............   51.00                   102.00
        Quarterly.............   26.00                   104.00
        Pre-authorized Monthly    8.83                   105.96


  Under the pre-authorized monthly plan ("Lifeline"), your bank automatically makes an electronic funds transfer to us from your bank account to pay your premiums.

  Automatic Premium Loans to Pay Premiums
  ---------------------------------------

  Under the Automatic Premium Loan provision, you pay any premium not paid before the end of the grace period (see definition in "Other Provisions") by an automatic loan against the Policy. The Automatic Premium Loan provision is available only if:

     o you elect the Automatic Premium Loan provision in your application for the Policy, or in a writing that we receive at our Home Office at any time when no premium is in default, and

     o the resulting Policy loan and loan interest to the next premium due date do not exceed the maximum loan value of your Policy (see "Policy Loans").

  You may revoke the Automatic Premium Loan Provision at any time by written request that we receive at our Home Office.

ALLOCATION OF YOUR NET PREMIUM TO INVESTMENT OPTIONS

  When you purchase a Policy, you select the allocation of the net premium (premium less deductions) (see "The Charges And Expenses--Deductions from Premium Payments") to not more than five of the Subaccounts of Separate Account B to support the Policy's benefits. You must allocate at least 10% of the net premium to each Subaccount you select. The actual allocation of net premium occurs on the Policy's issue date and at the beginning of each Policy year after that.

  We offer nine Subaccounts, from which you may select up to five. Each Subaccount in turn invests in the corresponding Fund of Life Series Fund. For information on the investment objectives, investment strategies, and investment risks of the Funds, see the Life Series Fund prospectus which is attached at the end of this prospectus.

  While your premium will never increase, the net amount which is invested in the subaccounts you select will increase over time, as charges and expenses decline. Thus, as time goes by, more of your premium will be invested. As an example, based on the Policies illustrated on page 27 through 29, we would allocate to the selected Subaccount(s) the following amounts for each Policy year:

                       MALE ISSUE       MALE ISSUE       MALE ISSUE
                         AGE 10           AGE 25           AGE 40
BEGINNING              $600 ANNUAL     $1,200 ANNUAL    $1,800 ANNUAL
OF POLICY              PREMIUM FOR      PREMIUM FOR      PREMIUM FOR
   YEAR               STANDARD RISK    STANDARD RISK    STANDARD RISK
---------             -------------    -------------    -------------

1.......................$170.81        $  508.46         $  927.23
2-4..................... 489.00         1,008.00          1,527.00
5 and later............. 513.00         1,056.00          1,599.00

THE DEATH BENEFIT

  The death benefit is the amount we pay to your named beneficiary at the death of the person whom you name as the insured. It is the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, the Variable Insurance Amount for the Subaccounts that you have selected. We increase the death benefit to reflect (1) any insurance on the life of the insured that you may have added by rider and (2) any premium you have paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect
(1) any Policy loan and loan interest and (2) any unpaid premium that applies to a period before the insured's death.

  Generally, we pay the death benefit within seven days after we receive all claim requirements at our Home Office located at 95 Wall Street, New York, NY 10005. We pay interest on death benefit proceeds from the date of death until we pay the death benefit. We pay this interest at the same annual rate that we pay on death benefit proceeds you leave on deposit with us under a Settlement Option. We may pay interest at a higher rate if the law requires.

  The Guaranteed Insurance Amount
  -------------------------------

  We guarantee that the death benefit will never be less than the Policy's face amount, which is the Guaranteed Insurance Amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, we determine the death benefit on each Policy anniversary by adding the Variable Insurance Amount, if positive, to the Guaranteed Insurance Amount. The death benefit then remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.

  The Variable Insurance Amount
  -----------------------------

  The Variable Insurance Amount reflects the investment results of the Subaccounts that you have selected. During the first Policy year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, we ascertain the Actual Rate of Return for each Subaccount you have selected. The Actual Rate of Return reflects the investment performance of each selected Subaccount from the first day of the Policy year until the last day of the Policy year. It reflects investment income (net of Fund expenses); plus realized and unrealized capital gains; minus realized and unrealized capital losses; minus charges, if any, for taxes; minus a charge not exceeding .50% per year for mortality and expense risks. The Actual Rate of Return for a Policy year is not the same as the Actual Rate of Return for the Subaccount(s) for a calendar year, unless a Policy's anniversary is the last day of the calendar year.

    The Variable Insurance Amount does not change if the Actual Rate of Return on the Policy's total investment base of all of your Subaccounts is 4%. The

Variable Insurance Amount increases, if the Actual Rate of Return is greater than 4%. The Variable Insurance Amount decreases, if the Actual Rate of Return is less than 4%. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.

  The amount by which the Variable Insurance Amount increases or decreases is determined by the net single premium rate that applies to your Policy. Your policy includes a table of the applicable net single premium rates per $1.00. As indicated below, the net single premium increases as the Insured grows older. The numbers do not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy that we issue to a female than for a Policy that we issue to a male, as shown below:


                                                   VARIABLE INSURANCE
                                                    ADJUSTMENT AMOUNT
                            NET SINGLE PREMIUM    PURCHASED OR CANCELED
             MALE          PER $1.00 OF VARIABLE       BY $1.00 OF
         ATTAINED AGE        INSURANCE AMOUNT       INVESTMENT RETURN
         ------------        ----------------       -----------------

               5               $.09884                   $10.12
              15                .13693                     7.30
              25                .18452                     5.42
              35                .25593                     3.91
              45                .35291                     2.83
              55                .47352                     2.11
              65                .60986                     1.64

                                                   VARIABLE INSURANCE
                                                    ADJUSTMENT AMOUNT
                            NET SINGLE PREMIUM    PURCHASED OR CANCELED
            FEMALE         PER $1.00 OF VARIABLE       BY $1.00 OF
         ATTAINED AGE        INSURANCE AMOUNT       INVESTMENT RETURN
         ------------        ----------------       -----------------

               5               $.08195                   $12.20
              15                .11326                     8.83
              25                .15684                     6.38
              35                .21872                     4.57
              45                .30185                     3.31
              55                .40746                     2.45
              65                .54017                     1.85


  The following example illustrates how we would calculate the change in the Variable Insurance Amount on the 6th and 12th anniversaries of a hypothetical policy. For this calculation, we use the Policy illustration for a male age 25 on Page 28, and assume an 8% hypothetical gross annual investment return:

                                            CALCULATION OF CHANGE IN
                                          VARIABLE INSURANCE ADJUSTMENT
                                          AMOUNT AT END OF POLICY YEAR
                                                6               12
                                          -------------------------------

(1) Cash Value at End of Prior Year.....   $4,972.00     $14,529.00
(2) Net Premium.........................    1,056.00       1,056.00
(3) Total Investment Base at Beginning of
    Current Policy Year: (1)+(2)........    6,028.00      15,585.00
(4) Actual Rate of Return
    (.064399) minus the Base
    Rate of Return which is
    the Assumed Rate (.04)..............     .024399        .024399
(5) Investment Return (3)x(4)...........      147.08         380.25
(6) Net Single Premium at
    End of Current Year.................     0.22416        0.27338
(7) Change in Variable Insurance Adjustment
    Amounts (5) divided by (6)..........    $ 656.14     $ 1,390.92
Figures are rounded.

  The Variable Insurance Amount is cumulative. This means that the amount reflects the accumulation of increases and decreases from past Policy years. The amount may be positive or negative, depending on the investment performance, while the Policy is in force, of the Subaccounts that you have selected. The death benefit is the Guaranteed Insurance Amount if the Variable Insurance Amount is negative or zero when the Insured dies.

  The following example demonstrates how the Variable Insurance Amount can increase the death benefit above the Guaranteed Insurance Amount based upon a hypothetical policy (in this case the change in death benefit between the end of policy years five and six). The example uses the policy illustration for a male issue age 25 (see Page 28) and assumes an 8% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately 6.4399%).


                       GUARANTEED        VARIABLE
    VARIABLE LIFE      INSURANCE    +   INSURANCE    =  DEATH
       POLICY            AMOUNT           AMOUNT        BENEFIT
       ------            ------           ------        -------

End of Policy Year 5....$51,908           $1,489        $53,398
Increase................  --                 657            657  (1.2% Increase)
End of Policy Year 6....$51,908           $2,146        $54,054


  If the hypothetical gross annual investment return in the year illustrated had been 0% (equivalent to an Actual Rate of Return of approximately -1.445%), the results in the calculation above would have been as follows: the death benefit would have decreased by $1,464 (a 2.7% decrease), and the death benefit for the end of Policy year 6 would have been $51,934.

  The increase or decrease in the Variable Insurance Amount depends on the Actual Rate of Return and the dollar amount of assets in the Subaccount(s). Therefore, we expect that the change in the Variable Insurance Amount (which affects the change in the death benefit) will be greater in the later Policy years when we expect the value of the assets in the Subaccount(s) to be higher in relation to the death benefit, than in the early Policy years when the value of those assets is relatively low.

  In the previous example above, the death benefit at the end of Policy year 6 is 1.2% higher than the death benefit at the end of Policy year 5. In comparison, the death benefit for the same Policy, earning the same hypothetical gross 8% annual return, would be 2.4% higher at the end of the Policy year 12 than the death benefit at the end of Policy year 11, as follows:


                       GUARANTEED        VARIABLE
    VARIABLE LIFE      INSURANCE    +   INSURANCE    =  DEATH
       POLICY            AMOUNT           AMOUNT        BENEFIT
       ------            ------           ------        -------

End of Policy Year 11...$51,908           $7,258        $59,166
Increase................  --               1,391          1,391  (2.4% Increase)
End of Policy Year 12...$51,908           $8,649        $60,557


  After the first Policy year, a Policy's death benefit for a Policy year would equal the Guaranteed Insurance Amount if the Variable Insurance Amount were negative. In that case, the death benefit would increase above the Guaranteed Insurance Amount, on a subsequent Policy anniversary, only if the Actual Rate of Return for the preceding Policy year were sufficiently greater than 4% to result in a positive variable insurance amount. For example, assume that the Policy for a male issue age 25 illustrated on Page 28 had a 0% hypothetical gross annual rate of return for the first five Policy years, resulting in a negative variable insurance amount. For the death benefit to increase above the Guaranteed Insurance Amount for Policy year 7 (the amount shown for the end of Policy year
6), the Actual Rate of Return for Policy year 6 would have to be at least 17.5%.

YOUR CASH VALUE

  Determining Your Cash Value
  ---------------------------

  The cash value of the Policy on any date is the sum of the cash values you have in all of the Subaccounts that you have selected. The cash value you have in each Subaccount will vary daily depending on its investment experience. (See "Valuation of Assets.") The cash value you have in each Subaccount at the end of each Policy year is (1) the amount of the tabular cash value, which is the cash value produced by an Actual Rate of Return of 4% each Policy year, attributable to the Subaccount(s) on that date, (2) plus or minus the net single premium for the current Variable Insurance Amount attributable to the Subaccount(s) on that date.

  If the end of the Policy year is other than the Policy anniversary date, we increase or decrease the cash value depending on the investment results of each Subaccount that you have selected for the time elapsed since the last Policy anniversary. This description assumes that you have no premium due and unpaid.

  In calculating  the cash value,  we make  adjustments for (1) the net premium,
(2) the investment results, and (3) the cost of insurance protection. (See below for an explanation of the cost of insurance protection.)

  In the example below, we use the Policy illustration for a male issue age 25 on Page 28, and we assume an 8% hypothetical gross annual investment return (equivalent to an Actual Rate of Return of approximately 6.4399%). In this case, the cash value we show for the end of Policy year 5 increases to the amount we show for the end of Policy year 6 for the Policy, as follows:

   (1) Cash Value at End of Prior Year.......................  $4,972
   (2) Net Premium...........................................   1,056
   (3) Investment Base at Beginning of Current
         Policy Year 6: (1)+(2)..............................   6,028
   (4) Actual Rate of Return................................. .064399
   (5) Investment Return (3)x(4).............................     388
   (6) Benefit Base at End of Policy Year 6: (3)+(5).........   6,416
   (7) Cost of Insurance Protection During Policy Year 6.....      84
   (8) Cash Value at End of Policy Year 6: (6)-(7)...........   6,332

   We do not guarantee that you will have any cash value in your Policy. The Policy offers the possibility of increased cash value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. In that case, we would credit subsequent net premium payments and investment returns against the negative cash value.

  The Policyowner bears all the investment risk as to the amount of the cash value. It is unlikely that the Policy will have any cash value until the later months of the first Policy year (see "Additional First Year Charge"). The cash values that we illustrate on Pages 27 to 29 and Pages 30 to 32 are cash values at the end of the Policy years shown. For each of the various hypothetical gross annual investment returns shown in these tables, the end of year cash values are equal to the sum of:

     o     the Cash Value at End of Prior Year (1),

     o     the Net Premium paid for the Current Policy Year (2),

     o     the Investment Return (5)

     O     less the Cost of Insurance Protection During the Current Policy Year
           (7).

  Deduction of Cost of Insurance Protection From Cash Value
  ---------------------------------------------------------

  Your cash value is reduced by an annual charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk.

  We use the 1980 Commissioners' Standard Ordinary Mortality Table to compute the cost of insurance protection for each Policy, with one exception. For mortality rates for extended term insurance, we use the Commissioners' 1980 Extended Term Table.

  In all cases, we base the cost of insurance protection on the net amount of insurance at risk (the Policy's face amount, plus the Variable Insurance Amount, minus the cash value) and the person's sex and attained age. The amount that we deduct each year is different, because the probability of death generally increases as a person's age increases. The net amount of insurance at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) that you have selected.

      Accessing Your Cash Value
      -------------------------

         FULL OR PARTIAL SURRENDERS. You may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value that we next compute after we receive the surrender request at our Home Office. Surrender will be effective on the date that we receive both the Policy and a written request in a form acceptable to us.

  On any Policy anniversary, you may also make a partial surrender of the Policy by reducing the premium amount. We permit a partial surrender only if you (1) have no outstanding policy loan and (2) have paid the new premium due on the Policy anniversary.

  We must receive all requirements for a partial surrender at our Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit, and cash value for the reduced Policy will be the same as they would have been had you paid the reduced premium from inception. We will pay the portion of the cash value of the original Policy that exceeds the cash value of the reduced Policy to you as a partial surrender. We will allocate the cash value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the cash value of the original Policy.

  We will usually pay the surrender value within seven days. However, we may delay payment for the following reasons:

     o    a recent payment that you made by check has not yet cleared the bank,

     o we are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists, or

     o for such other periods as the Commission may by order permit for the protection of security holders.

  We will pay interest if we delay payment of the surrender value beyond seven days. Under Federal tax laws, we may deduct withholding taxes from the surrender value.

      POLICY LOANS. You may borrow up to 75% of the cash value during the first three Policy years, or 90% of the cash value after the first three Policy years, if you assign your Policy to us as sole security. We charge interest daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, we send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100, or unless you use it to pay premiums. You may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

   When you take out a loan, we transfer a portion of the cash value equal to the loan from the Subaccount(s) that you have selected to our General Account. We charge the loan to each Subaccount in the proportion which the value of each Subaccount bears to the cash value of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. A Policy loan may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value, whether or not you repay the loan in whole or in part. This occurs because we will not credit Net Investment Return that the Subaccount(s) earn to the amount that we maintain in the General Account during the period that the loan is outstanding. Instead, we credit the amount in the General Account at the assumed interest rate of 4%, in accordance with the tabular cash value calculations that we have filed with the state insurance departments.

  A Policy loan will have a negative impact on the growth of the cash value during periods when the actual rates of return of the Subaccounts exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the Variable Insurance Amount (see "The Guaranteed Insurance Amount" and "The Variable Insurance Amount"). The cash value and the Variable Insurance Amount, if any, depend on the Actual Rate of Return of the Subaccount(s). Thus, during periods of favorable investment return (an Actual Rate of Return greater than 4%), an outstanding Policy loan results in lower investment return than would have otherwise resulted in the absence of any indebtedness.

  For example, use the Policy for a male issue age 25 illustrated on Page 28, and assume a hypothetical 8% gross annual investment return and that you made a $3,000 Policy loan at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. The differences between these amounts and the $57,898 death benefit and $12,685 cash value that appear on Page 28 for Policy year 10 result because the portion of the cash value equal to the indebtedness does not reflect the Subaccount(s)' Actual Rate of Return of approximately 6.4399%.

  Conversely, outstanding indebtedness will diminish the adverse effect on cash value during a period of unfavorable investment return (an Actual Rate of Return less than 4%). This is because the portion of the cash value that we transfer from the Subaccount(s) to the General Account will grow at the assumed rate of 4% even if Actual Rates of Return are below 4%. Thus, a Policy loan will tend to protect the cash value and Variable Insurance Amount from decreasing if the Actual Rate of Return is less than 4%.

  If you do not pay loan interest when it is due, we increase your loan by the amount of any unpaid interest, and we transfer an equivalent amount of cash value from the Subaccount(s) to the General Account. We credit loan repayments to each Subaccount in proportion to your allocation to each Subaccount as of the date of repayment.

  We subtract the amount of any outstanding loan plus interest from any death benefit or any surrender value that we pay. If your outstanding loan with accrued interest ever equals or exceeds the cash value, we will mail notice of such event to you and any assignee at the assignee's last known address. The Policy terminates 31 days after we mail such notice. The Policy does not terminate if you make a repayment within that 31-day period.

  Generally, on a Policy's termination or surrender, you pay income tax on the following:

     o    the surrender value, plus

     o    any outstanding Policy loan plus interest, if applicable,  minus

     o    the total  premiums  that you paid on the  Policy.

  Consult  with your representative or tax adviser before taking Policy loans.

  Transferring Your Cash Value Among Investment Options
  -----------------------------------------------------

  Twice each Policy year, you may transfer part or all of your cash value from each Subaccount that you have selected to any other Subaccount or Subaccounts. You may make these transfers only if

     o you allocate the cash value to no more than five of the Subaccounts, and

     o the allocation to any one Subaccount is not less than 10% of the cash value.

SETTLEMENT OPTIONS

  You or your named beneficiary may receive a single sum payment of Policy proceeds on the death of the Insured or surrender of the Policy. Alternately, you or your beneficiary may elect to apply all or a portion of the proceeds under any one of the fixed benefit settlement options that the Policy provides. Tax consequences may vary depending on the settlement option that the recipient chooses. The options are as follows:

  PROCEEDS LEFT AT INTEREST - Proceeds left on deposit with us to accumulate, with interest payable at a rate of 2 1/2% per year, which may be increased by additional interest.

  PAYMENT OF A DESIGNATED AMOUNT - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1/2% per year and any additional interest are exhausted.

  PAYMENT FOR A DESIGNATED NUMBER OF YEARS - Payments in installments for up to 25 years, including interest at a rate of 2 1/2% per year. Payments may increase by additional interest, which we would pay at the end of each installment year.

  LIFE INCOME, GUARANTEED PERIOD - Payments guaranteed for 10 or 20 years, as you elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which we would pay at the end of each installment year.

  LIFE INCOME, GUARANTEED RETURN - The sum of the payments made and any payments due at the death of the person on whom the payments are based, never to be less than the proceeds applied.

  LIFE INCOME ONLY - Payments made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE RIDERS

  The following optional provisions may be included in a Policy, in States where available, subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above.

  Accidental Death Benefit
  ------------------------

  You may elect to obtain an Accidental Death Benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit is equal to the face amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's Accidental Death Benefit coverage in all companies.

  12 Year Level Term Rider
  ------------------------

  You may elect to obtain a 12 Year Level Term Insurance rider where the Insured is age 18 to 58 for an amount equal to (1) the Policy face amount or (2) two times the Policy face amount. The rider is convertible, without evidence of insurability, to a new Policy or other permanent plan of insurance. The amount of the insurance under the new Policy may be any amount up to the face amount of the rider. The conversion may occur at any time during the 12 years of rider coverage, but not later than the Policy anniversary when the Insured reaches age 65.

  Waiver of Premium
  -----------------

  You can choose to obtain a Waiver of Premium rider where the Insured is age 15 to 55. Under the rider, the Company will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means the Insured's total disability
(1) commencing before the Policy anniversary when the Insured reaches age 60 and
(2) continuing for six months.

  Payor Benefit
  -------------

  You can also choose to obtain a Payor Benefit rider where the Insured is age 0 to 14 and you are age 18 to 55. It provides insurance on the life of the person who is responsible for paying the premiums. If you die or become disabled before reaching age 60 and before the Insured is age 21, the Company waives all premiums that become due before the Insured's age 21.

OTHER PROVISIONS

  Age and Sex
  -----------

  If you have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.

  Assignment
  ----------

  You may transfer ownership of your Policy from yourself to someone else. However, the assignment is not binding on us, unless it is in writing and filed with us at our Home Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when you made the assignment. The assignee receives any sum payable to the extent of his or her interest.

  Beneficiary
  -----------

  This is the person you designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with our Home Office in a form acceptable to us.

  Cancellation Rights
  -------------------

  You have a limited right to cancel and return the Policy to us, or our representative through whom you bought the Policy. You must submit a written request for cancellation. You may examine and return the Policy within ten days after you receive the Policy or notice of right of withdrawal. You may also return the Policy within 45 days after completion of Part I of the application for the Policy. In either case, you obtain a full refund of the premiums that you paid.

  Default and Options On Lapse
  ----------------------------

  A premium is in default if you do not pay it on or before its due date. The insurance continues in force during the 31-day grace period (see "Grace Period" below). However, if the Insured dies during the grace period, we deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.

  We apply the Policy's cash value minus any loan and interest to purchase continued insurance, if you do not surrender a Policy within 60 days after the date of default. You may choose either reduced paid-up whole life insurance or extended term insurance for the continued insurance. Under the Policy, you automatically have the extended term insurance if you make no choice. However, that option is available only in standard risk cases. If we rated the Policy for extra mortality risks, the paid-up insurance is the automatic option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.

  The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage is the amount that the surrender value purchases on the date the option becomes effective. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the surrender value on such date purchases.

  For example, use the Policy for a male issue age 25 illustrated on Page 22 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                            0%                 8%
                                         --------           --------
   Cash Value...........................$  3,992            $ 4,972
   Reduced Paid-up Insurance............  18,406             22,925
                                          for life          for life
   Extended Term Insurance..............  51,908             53,398
                                          for 25 years      for 28 years

  You may surrender a Policy continued under either option for its cash value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

  Exchange Privilege
  ------------------

  The exchange privilege allows you to exchange the Policy for a permanent fixed life insurance policy on the Insured's life. The exchange privilege is available:

     o within the first 24 months after the issue Policy's date, if you have duly paid all premiums, or

     o if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.

  You do not need to provide evidence of insurability to exercise this privilege. The new policy has a level face amount equal to the face amount of the Policy. It also has the same benefit riders, issue dates, and risk classification for the Insured as the Policy does. We base premiums for the new policy on the premium rates for the new policy that were in effect on the Policy date. You may elect either a continuous-premium policy or a limited-payment policy for your exchanged policy.

  In some cases, we may adjust the cash on exchange. The adjustment equals the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, we pay that amount to you. If the result is negative, you pay that amount to us. We will determine the amount of a cash adjustment as of the date we receive the Policy and written request at our Home Office.

  If we do not issue a Policy for any reason, we refund to the applicant the amount of the premium without interest.

  Grace Period
  ------------

  With the exception of the first premium, we allow a Grace Period of 31 days for payment of each premium after it is due. The Policy continues in force during the Grace Period unless you surrender it.

  Incontestability
  ----------------

  Except for nonpayment of premiums, we do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Date of Issue.

  Payment and Deferment
  ---------------------

  We will usually pay the death benefit, surrender value, or loan proceeds within seven days after we receive all documents required for such payments. However, we may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) we cannot determine the amount because the New York Stock Exchange is closed for trading, or (3) the Commission determines that a state of emergency exists.

  Under a Policy continued as paid-up or extended term insurance, we may defer the payment of the surrender value or loan proceeds for up to six months. If we postpone the payment more than 30 days, we will pay interest at a rate of not less than 3% per year on the Surrender Value. We will pay the interest from the date of surrender to the date we make payment.

  Payment of Dividends
  --------------------

  The Policies do not provide for dividend payments. Therefore, they are "non-participating" in the earnings of First Investors Life.

  Policy Years and Anniversaries
  ------------------------------

  We measure Policy years and anniversaries from the Date of Issue of the Policy which will generally be the date on which we approve the application. The Date of Issue may be backdated on your request to save age. However, the Date of Issue cannot be earlier than either (1) the date you sign the application or (2) a date 15 days before the date on which we approve the application. Each Policy year will commence on the anniversary of the Date of Issue.

  Reinstatement
  -------------

  You may reinstate a Policy that you did not surrender for its cash value within five years from the date of default, in accordance with the Policy. To reinstate, you must present evidence of insurability acceptable to us, and you must pay to us the greater of:

(1) (a) all premiums from the date of default with interest to the date of reinstatement, plus (b) any Policy debt (plus interest to the date of reinstatement) in effect when you continued the Policy as paid up insurance or extended term insurance; or

(2)   110% of the increase in cash value resulting from reinstatement.

  To reinstate, you must also pay us any Policy debt that arose after the continuation of the Policy as paid up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.

  Suicide
  -------

  If the Insured commits suicide within two years from the Policy's date of issue, our liability under the Policy is limited to all premiums paid less any indebtedness.

  Valuation of Assets
  -------------------

  We determine the value of the assets of each Subaccount as of the close of business on each business day. We value shares of the underlying Fund at the net asset value per share as determined by the Fund. The Fund determines the net asset value of a Fund's share as described in Life Series Fund's Prospectus.

                         FEDERAL INCOME TAX INFORMATION

  We base this discussion on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and U.S. resident. The tax effect on a corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. The law and interpretations could change, possibly retroactively. The discussion is general in nature. We do not intend it as tax advice, for which you should consult a qualified tax adviser.

  We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because the Policy meets the definition of life insurance in
Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") and the investments of the Subaccounts satisfy the investment diversification requirements under of 817(h) of the Code. Consequently:

     o    the death benefit will not be subject to federal income tax;

     o you will generally not be taxed on the growth of the cash value of the Policy, if any, that is attributable to the investments in the underlying investment portfolios (this is known as the "inside build-up"), unless or until there is a full or partial surrender of the Policy; and

     o transfers among the investment subaccounts will not be subject to federal income tax, unless or until there is a full or partial surrender of the Policy.

   Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by the Subaccounts of Separate Account B of certain investment diversification requirements in Section 817(h) of the Code. We expect that the Adviser will continue to manage the assets of the Funds in a manner that complies with these diversification requirements. A Policy that invests in a Fund that fails to meet diversification requirements will not receive tax treatment as a life insurance contract for the period of such diversification failure, and any subsequent period.

   The Treasury Department has stated that it may issue guidelines that limit a Policyowner's control of investments underlying a variable life insurance policy. If a Policy failed to meet those guidelines, you would be taxed on the Policy's current income. The Treasury Department has said informally that those guidelines may limit the number of investment funds and the frequency of transfers among those funds. The issuance of such guidelines may require us to limit your right to control the investment. The guidelines may apply only prospectively, although they could apply retroactively if they do not reflect a new Treasury Department position.

  We do not believe that any Policy will be a "modified endowment contract" at issuance, within the meaning of Section 7702A of the Code. A modified endowment contract is a life insurance policy under which the total premiums paid, at any time during the first seven years of the policy, exceed the premiums that would have been paid by that time under a similar fixed-benefit life insurance policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums. This is called the "seven-pay" test.

  Whenever there is a "material change" under a Policy, the Policy is generally subject to a new seven-pay test during the next seven years to determine whether it is a modified endowment contract. A material change for these purposes could occur because of a change in death benefit, and because of certain other changes.

  If your Policy's benefits are reduced during its first seven years (or within seven years after issuance or a material change), we will redetermine the seven-pay test based on the reduced level of benefits and apply the new test to all prior premium payments. Such a reduction in benefits could include a decrease in face amount, a partial surrender, or a termination of additional benefits under a rider. If the premiums that you previously paid are at any time greater than the recalculated limit under the seven-pay test, we will treat the Policy as a modified endowment contract from that time forward.

  A Policy that you receive in exchange for a modified endowment contract will also be a modified endowment contract.

  Any distribution from a Policy that is a modified endowment contract will be taxed on an "income-first" basis. A distribution, for this purpose, includes a loan or surrender. "Income first" means that the distribution is taxed to the extent that your cash value exceeds your basis in the Policy (premiums paid less previous distributions that were not taxable). Premiums paid, for this purpose, include loans that have been taxable as income because of the Policy's modified endowment contract status. An additional 10% tax will also be imposed on any amount so taxed, subject to certain exceptions for distributions:

     o    before you reach age 59-1/2,

     o    in case of disability as defined in the Code, or

     o received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  All modified endowment contracts that we (or our affiliates) issue to you during any calendar year generally will be treated as one Policy under the modified endowment contract rules. You should consult your tax adviser if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

  If a Policy is not a modified endowment contract, Policy loans will be treated as indebtedness, and no part of such loans will be subject to current federal income tax. In addition, the interest on such loans generally will not be deductible. If you surrender you Policy while a loan is outstanding, the amount of the loan will be treated as a partial surrender. You should be aware that if the cash value of your Policy falls below the aggregate amount of loans outstanding, as the result of the fluctuation in the value of the underlying portfolios or otherwise, the entire Policy may terminate. In that case, all loans will be taxable to the extent they exceed premiums paid.

  If you make a partial surrender after the first 15 Policy years, the distribution will not be subject to federal income tax except to the extent that it exceeds your basis in the Policy. During the first 15 Policy years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis.

  Upon surrender of a Policy, taxation of the Surrender Value depends on the Payment Option that you have selected. If payment is in one sum, you are taxed on the income in the Policy at the time payment is made. If payment is in installments, you may be taxed:

     o on all or a portion of each installment until the income in the Policy has been paid,

     o    only  after all your basis in the Policy has been paid,  or

     o    on a portion of each payment.

  You should consult your tax adviser if you have questions about the taxation of a Policy surrender.

  Under the Code, we must generally withhold income tax from the taxable portion of the distribution that we pay upon surrender of a Policy. We will not withhold, if you so request in writing, before the payment date. Failure to withhold or withholding of an insufficient amount may subject the you to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject you to penalties.

  The Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies. Consequently, violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status. Such a result might cause us to take remedial action.

  We are taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, we include our variable life insurance operations in our Federal income tax return. Currently, we do not make any charge against the Subaccount(s) for our Federal income taxes attributable to the Subaccount(s). However, we may make such charges in the future. Any such charges against a Subaccount would reduce its Net Investment Return.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant.

  If we make any tax charges in the future, we will accumulate them daily and transfer them from the Subaccount(s) to our General Account. We will retain any investment earnings on tax charges accumulated in the Subaccount(s).



                           OUR OFFICERS AND DIRECTORS

NAME                         OFFICE                                   PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----                         ------                                   ----------------------------------------
Dori Allen                   Associate Counsel and Staff          Associate Counsel, First Investors Life since May 1998;
                             Attorney                             Staff Attorney since February 1997; Supervisor, Toxic
                                                                  Tort Unit, Claims Administration Corporation, New York,
                                                                  prior thereto.

Jay G. Baris                 Director                             Partner, Kramer, Levin, Naftalis & Frankel, LLP,
                                                                  New York, Attorneys; Secretary and Counsel, First
                                                                  Financial Savings Bank, S.L.A., New Jersey.

Glenn T. Dallas              Director                             Retired since April 1996; Division President and Senior
                                                                  Vice President, ADT Security Systems, Parsippany, New
                                                                  Jersey, prior thereto.

William H. Drinkwater        First Vice President and Chief       First Vice President and Chief Actuary, First Investors
                             Actuary                              Life.

Lawrence M. Falcon           Senior                               Senior Vice President and Comptroller, First Investors
                             Vice President and Comptroller       Life.


                                       21

NAME                         OFFICE                                   PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
----                         ------                                   ----------------------------------------
Richard H. Gaebler           President                            President, First Investors Life.
                             and Director

George V. Ganter             Director                             Vice President, First Investors Asset Management
                                                                  Company, Inc., Portfolio Manager, FIMCO.

Robert J. Grosso             Director                             Director of Compliance, FIC Since April 1997, Assistant
                                                                  Counsel since January 1995,; Business Consultant from
                                                                  August 1994 to January 1995; Assistant Vice President
                                                                  and Assistant General Counsel, Alliance Fund
                                                                  Distributors, Inc. from September 1993 to August 1994.

Glenn O. Head                Chairman and Director                Chairman and Director, FICC, FIMCO and FIC.

Kathryn S. Head              Director                             President and Director, FICC and FIMCO; Vice President
                                                                  and Director, FIC; Chairman, President and Director,
                                                                  First Financial Savings Bank,  S.L.A.

Scott Hodes                  Director                             Partner, Ross & Hardies, Chicago, Illinois, Attorneys.

Carol Lerner Brown           Secretary                            Assistant Secretary, FIC; Secretary, FIMCO and FICC.


William M. Lipkus            Vice President                       Chief Financial Officer, FIC since December 1997, FICC
                             and Chief Financial Officer          since June 1997; Vice President, First Investors Life
                                                                  since May 1996; Chief Financial Officer since May 1998;
                                                                  Chief Accounting Officer since June 1992.

Jackson Ream                 Director                             Retired since January 1999; Senior Vice President,
                                                                  NationsBank, NA , Dallas, Texas prior hereto.

Nelson Schaenen Jr.          Director                             Partner, Weiss, Peck & Greer, New York, Investment
                                                                  Managers.

Martin A. Smith              Vice President                       Vice President, First Investors
                                                                  Life since February 1998; Vice President, The United
                                                                  States Life Insurance Company, New York, prior thereto.

Ada M. Suchow                Vice President                       Vice President, First Investors Life.

John T. Sullivan             Director                             Director, FIMCO and FIC; Of Counsel to Hawkins,
                                                                  Delafield & Wood, New York, Attorneys.


  Gulf Insurance Company has issued a fidelity bond for $5,000,000 covering our officers and employees. Great American Insurance Companies has issued a directors and officers liability policy for $3,000,000 covering our directors and officers.

  In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. We offer variable annuity contracts supported by Variable Annuity Fund A through its own prospectus and by Variable Annuity Funds C and D through a combined prospectus.

                                     OTHER INFORMATION

VOTING RIGHTS

  Because the Life Series Fund is not required to have annual shareholder meetings, policyowners generally will not have an occasion to vote on matters that pertain to the Life Series Fund. In certain circumstances, the Fund may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment objectives or investment policies without the approval of a majority vote of that Fund's shareholders in accordance with the 1940 Act. Thus, if the Fund sought to change a fundamental investment objective or policy, policyowners would have an opportunity to provide voting instructions for shares of a Fund held by a Subaccount in which their Policy invests.

  We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:

     o shares attributable to Policyowners for which we have received instructions, in accordance with the instructions;

     o shares attributable to Policyowners for which we have not received instructions, in the same proportion that we voted shares held in the Subaccount for which we received instructions; and

     o    shares not attributable to  Policyowners,  in the same proportion that
          we  have  voted  shares  held  in  the  Subaccount   attributable   to
          Policyowners for which we have received instructions.

  We will vote Fund shares that we hold directly in the same proportion that we vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which we receive instructions. However, we will vote our own shares as we deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that we hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.

  We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by Life Series Fund.

  We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.

  The voting rights that we describe in this Prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, we reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in our own right, to the extent permitted by law.

RESERVATION OF RIGHTS

  We also reserve the following rights, subject to compliance with applicable law, including any required approval of Policyowners:

     o to invest the assets of Separate Account B in the shares of any investment company or series thereof or any investment permitted by law;

     o to transfer assets from Separate Account B to another separate account, with appropriate adjustments to avoid odd lots and fractions;

     o to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law (we or our affiliate would serve as investment adviser);

     o    to deregister Separate Account B under the 1940 Act; and

     o to operate Separate Account B under the general supervision of a committee any or all of whose members may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.

DISTRIBUTION OF POLICIES

  First Investors Life and Separate Account B have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005 to sell the policies through FIC's agents. For the fiscal years ended December 31, 1996, 1997, and 1998, FIC received fees of $5,207,230, $4,360,945, and
$__________, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. Insurance agents licensed to sell variable life insurance policies sell the Policies. These agents are registered representatives of the Underwriter or of the broker-dealers who have sales agreements with the Underwriter. We pay these agents a commission of 28.55% of the first year premium payment and 1% of the premium payments for years 2 through 12.

  We offer the Policies for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

CUSTODIAN

  Subject to applicable laws and regulations, we are the custodian of the securities of the Subaccounts. We maintain the records and accounts of Separate Account B.

REPORTS

  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to us. The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary and (4) any loan interest for the prior year. The report also shows your allocation among the Subaccounts on that anniversary. We will not send a report if the Policy is continued as reduced paid-up or extended term insurance.

STATE REGULATION

  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Insurance Department. We file an annual statement in a prescribed form with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year.

  Our books and accounts are subject to review by the Insurance Department at any time. The Department conducts a full examination of our operations periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

EXPERTS

  Tait, Weller & Baker, independent certified public accountants have examined the financial statements included in this Prospectus. We include the financial statements in reliance upon the authority of said firm as experts in accounting and auditing.

RELEVANCE OF FINANCIAL STATEMENTS

  You should consider our financial statements, which appear in this Prospectus, only as bearing on our ability to meet our obligations to Policyowners under the Policies. You should not consider our financial statements as bearing on the investment performance of the Subaccount(s). Only the investment results of the Subaccount(s) affect the values of Policyowner interests under the Policies.

YEAR 2000

  On and after January 1, 2000, computer date-related errors could adversely affect Separate Account B, as they could other separate accounts. These errors could occur in the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, Subadviser, Transfer Agent and other service providers. Typically, these systems use a two-digit number to represent the year for any date. Consequently, computer systems could incorrectly identify "00" as 1900, rather than 2000, and make related mistakes when performing operations. First Investors Life, the Funds, the Adviser, Subadviser, and Transfer Agent are taking steps that they believe are reasonable to address the Year 2000 problem for computer and other systems used by them. They are also obtaining assurances from other service providers that the service providers are taking comparable steps. However, there can be no assurance that these steps will avoid any adverse impact on Separate Account B. Nor can Separate Account B estimate the extent of any adverse impact.

                              ILLUSTRATIONS OF DEATH BENEFITS,
                            CASH VALUES AND ACCUMULATED PREMIUMS

  The tables on Pages 26 to 31 illustrate the way the Policy operates. They show how the death benefit and the cash value may vary over an extended period of years. The tables are based on assumed annual premiums of $600 for a 10 year old male, $1,200 for a 25 year old make, and $1,800 for a 40 years old male paid. The tables assume that premiums are paid in one lump sun promptly at the beginning of each year. The tables assume a standard risk classification. There are two sets of illustrations for each age. The first set of tables assumes that each Subaccount will experience hypothetical rates of investment return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant hypothetical gross annual investment returns of 0%, 4% and 8%. The second set of tables assumes constant hypothetical gross annual investment returns of 0%, 6% and 12%. The cash value on any day within a Policy year equals the cash value as of the end of the preceding Policy year, adjusted to reflect:

     o    the Subaccount(s)' Actual Rate of Return,
     o    the cost of the insurance protection, and
     o    premiums that you paid since the Policy's last anniversary.

  The death benefit and cash value for the Policy would be different from those shown:

     o    if you spread the payment of premiums over the year, or

     o if the Actual Rates of Return applicable to the Policy average 0%, 4%, 6%, 8% and 12% over a period of years, but nevertheless fluctuate above or below that average for individual Policy years.

We reduce the constant hypothetical gross annual investment returns of 0%, 4%, 6%, 8%, and 12% by the following:

     o a daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of .50% at the beginning of each year,

     o an investment advisory fee of 0.75% of each Fund's average daily net assets, and

     o assumed other expenses of 0.20% of each Fund's average daily net assets.

  When we take all of these charges into account, the hypothetical gross annual investment returns of 0%, 4%, 6%, 8%, and 12% correspond to Actual Rates of Return of approximately -1.445%, 2.4975%, 4.4687%, 6.4399%, and 10.3823%,
respectively. The assumed other expenses of .20% exceed the arithmetic average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses greater than .20%. As of December 31, 1998, International Securities Fund had other expenses of _______%. Absent reimbursement of a portion of the other expenses by the Adviser, Cash Management Fund would have had other expenses of _____%. There is no assurance that the Adviser will continue to reimburse other expenses for Cash Management Fund, or any other Fund, in the future. Without these reimbursements, the corresponding Actual Rates of Return would be lower. The tables also reflect that we currently make no charge to the Subaccount(s) for our corporate Federal income taxes. However, we may make such charges in the future. If we do, a Policy would need higher hypothetical gross annual investment returns greater than 0%, 4%, 6%, 8% and 12% to produce, on an after tax basis, the results shown.

  We have included a column captioned "Total Premiums Paid Plus Interest at 5%" in each table to show you the amount that would accumulate if the annual premium (gross amount) that you allocated to the Subaccounts earned interest, after taxes, at 5% compounded annually.

                                _______________


  We will furnish, upon request, a comparable illustration using the proposed Insured's age and the face amount or premium amount that you request. The illustration will assume that you pay premiums on an annual basis and that the proposed Insured is a standard risk. In addition, we will include a comparable illustration, reflecting the Insured's risk classification if other than standard, at the delivery of the Policy, if you make a purchase.

                                      MALE ISSUE AGE 10
                          $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
                     $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                               Total                       Death Benefit (2)                            Cash Values (2)
End of                         Premiums             Assuming Hypothetical Gross (After          Assuming Hypothetical Gross (After
Policy      Premium           Paid Plus               Tax) Annual Rate of Return of               Tax) Annual Rate of Return of
  Year        Due           Interest at 5%             0%            4%           8%               0%              4%            8%
------      --------        --------------          -----------------------------------         ------------------------------------
  1           $600            $    630             $39,638        $39,638     $  39,673         $   138      $    145      $    152
  2            600               1,291              39,638         39,638        39,798             586           617           650
  3            600               1,986              39,638         39,638        40,014           1,023         1,098         1,176
  4            600               2,715              39,638         39,638        40,321           1,450         1,585         1,730
  5            600               3,481              39,638         39,638        40,720           1,889         2,104         2,339
  6            600               4,285              39,638         39,638        41,213           2,316         2,629         2,981
  7            600               5,129              39,638         39,638        41,799           2,734         3,163         3,658
  8            600               6,016              39,638         39,638        42,479           3,143         3,707         4,374
  9            600               6,947              39,638         39,638        43,253           3,547         4,263         5,132
 10            600               7,924              39,638         39,638        44,120           3,946         4,832         5,936

 15              0              11,608              39,638         39,638        49,496           4,473         6,382         9,133

 20              0              14,816              39,638         39,638        55,625           4,010         6,971        12,064

 25              0              18,909              39,638         39,638        62,507           3,610         7,646        15,998

 30              0              24,133              39,638         39,638        70,244           3,244         8,369        21,173

Attained Age
 65              0              81,723              39,638         39,638       126,226           1,685        11,721        76,980

(1)   Corresponds to $306.00 semiannually, $156.00 quarterly, or $52.98 monthly.
(2)   Assumes no policy loan.


Hypothetical   rates  of  interest   are   illustrative   only  and  are  not  a
representation of past or future rates of return. These h ypothetical rates take into  account  premium tax charges but not any other  expense s charged  against
Life  Series Fund or  Separate  Account B. Actual  rates may b e higher or lower than  hypothetical  rates.  Neither  Life  Series Fund nor First Inv estors Life represents that it can achieve  hypothetical rates for any one year o r over any period. See Prospectus for details of the calculations.

                               MALE ISSUE AGE 25
                  $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)


                                Total                       Death Benefit (2)                              Cash Values (2)
End of                        Premiums             Assuming Hypothetical Gross (After            Assuming Hypothetical Gross (After
Policy      Premium           Paid Plus               Tax) Annual Rate of Return of                 Tax) Annual Rate of Return of
  Year        Due          Interest at 5%             0%            4%           8%                0%             4%            8%
------      --------        --------------          -----------------------------------         ------------------------------------
  1          $1,200           $  1,260             $51,908        $51,908     $  51,973        $    409      $    429      $    449
  2           1,200              2,583              51,908         51,908        52,154           1,308         1,385         1,462
  3           1,200              3,972              51,908         51,908        52,451           2,197         2,366         2,543
  4           1,200              5,431              51,908         51,908        52,864           3,076         3,375         3,695
  5           1,200              6,962              51,908         51,908        53,398           3,992         4,459         4,972
  6           1,200              8,570              51,908         51,908        54,054           4,897         5,572         6,332
  7           1,200             10,259              51,908         51,908        54,832           5,791         6,713         7,778
  8           1,200             12,032              51,908         51,908        55,732           6,673         7,882         9,315
  9           1,200             13,893              51,908         51,908        56,754           7,544         9,080        10,949
 10           1,200             15,848              51,908         51,908        57,898           8,404        10,308        12,685

 15               0             23,217              51,908         51,908        64,950           9,524        13,635        19,577

 20               0             29,631              51,908         51,908        72,999           8,504        14,836        25,762

 25               0             37,818              51,908         51,908        82,058           7,539        16,033        33,680

 30               0             48,266              51,908         51,908        92,259           6,628        17,185        43,687

Attained Age
 65               0             78,620              51,908         51,908       116,712           4,947        19,096        71,178

(1) Corresponds to $612.00 semiannually, $312.00 quarterly, or $105.96  monthly.
(2) Assumes no policy loan.

Hypothetical   rates  of  interest  are   illustrat  ive  only  and  are  not  a
representation of past or future rates of return . These hypothetical rates take into account  premium tax charges but not a ny other  expenses  charged  against
Life  Series  Fund or  Separate  Account B. Actu al rates may be higher or lower than  hypothetical  rates.  Neither  Life Series Fund nor First  Investors  Life represents that it can achieve  hypothetical  rates for any one year or over any period. See Prospectus for details of the calculati ons.

                               MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                Total                       Death Benefit (2)                            Cash Values (2)
End of                        Premiums             Assuming Hypothetical Gross (After          Assuming Hypothetical Gross (After
Policy      Premium           Paid Plus               Tax) Annual Rate of Return of               Tax) Annual Rate of Return of
  Year        Due          Interest at 5%             0%            4%           8%                0%             4%            8%
------      --------        --------------          -----------------------------------         ------------------------------------
  1          $1,800           $  1,890             $47,954        $47,954       $48,027        $    762      $    799      $    835
  2           1,800              3,874              47,954         47,954        48,206           2,097         2,225         2,355
  3           1,800              5,958              47,954         47,954        48,492           3,406         3,678         3,964
  4           1,800              8,146              47,954         47,954        48,883           4,689         5,161         5,667
  5           1,800             10,443              47,954         47,954        49,386           6,020         6,747         7,549
  6           1,800             12,856              47,954         47,954        49,999           7,328         8,367         9,543
  7           1,800             15,388              47,954         47,954        50,724           8,615        10,023        11,656
  8           1,800             18,048              47,954         47,954        51,560           9,884        11,717        13,898
  9           1,800             20,840              47,954         47,954        52,509          11,137        13,450        16,276
 10           1,800             23,772              47,954         47,954        53,571          12,375        15,225        18,798

 15               0             34,825              47,954         47,954        60,126          13,764        19,765        28,471

 20               0             44,447              47,954         47,954        67,618          11,963        20,956        36,545

 25               0             56,727              47,954         47,954        76,062          10,274        21,963        46,387

 30               0             72,399              47,954         47,954        85,589           8,695        22,699        58,095

Attained Age
 65               0             56,727              47,954         47,954        76,062          10,274        21,963        46,387

(1) Corresponds to $918.00 semi annually; $468.00 quarterly, or $158.94 monthly.
(2) Assumes no policy loan.

Hypothetical   rates  of  interest  are   illustrativ  e  only  and  are  not  a
representation of past or future rates of return.  These hypothetical rates take into account premium tax charges but not any other expenses charged against Life
Series  Fund or  Separate  Account B.  Actual  rates may be higher or lower than hypothetical rates. Neither Life Series Fund nor First Investors Life represents that it can achieve  hypothetical rates for any one year or over any period. See
Prospectus for details of the calculations.

                                     MALE ISSUE AGE 10
                         $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
                     $39,638 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                Total                       Death Benefit (2)                            Cash Values (2)
End of                        Premiums             Assuming Hypothetical Gross (After          Assuming Hypothetical Gross (After
Policy      Premium           Paid Plus              Tax) Annual Rates of Return of              Tax) Annual Rates of Return of
   Year       Due          Interest at 5%             0%            6%          12%                0%             6%           12%
------      --------        --------------          -----------------------------------         ------------------------------------
  1           $600            $    630             $39,638        $39,645     $  39,729         $   138      $    148     $     158
  2            600               1,291              39,638         39,669        40,061             586           633           682
  3            600               1,986              39,638         39,710        40,642           1,023         1,136         1,256
  4            600               2,715              39,638         39,767        41,482           1,450         1,656         1,884
  5            600               3,481              39,638         39,841        42,599           1,889         2,219         2,597
  6            600               4,285              39,638         39,932        44,005           2,316         2,800         3,375
  7            600               5,129              39,638         40,039        45,711           2,734         3,402         4,227
  8            600               6,016              39,638         40,161        47,732           3,143         4,026         5,160
  9            600               6,947              39,638         40,299        50,081           3,547         4,676         6,184
 10            600               7,924              39,638         40,453        52,774           3,946         5,354         7,309

 15              0              11,608              39,638         41,363        70,965           4,473         7,632        13,094

 20              0              14,816              39,638         42,310        95,773           4,010         9,176        20,771

 25              0              18,909              39,638         43,278       129,224           3,610        11,076        33,073

 30              0              24,133              39,638         44,269       174,378           3,244        13,343        52,561

Attained Age
 65              0              81,723              39,638         49,597       785,431           1,685        30,247       479,001

(1)   Corresponds to $306.00 semiannually; $156.00 quarterly, or $52.98 monthly.
(2)   Assumes no policy loan.

Hypothetical   rates  of  interest   are   illustrative   only  and  are  not  a
representation of past or future rates of return.  These hypothetical rates take into account premium tax charges but not any other expenses charged against Life
Series  Fund or  Separate  Account B.  Actual  rates may be higher or lower than hypothetical rates. Neither Life Series Fund nor First Investors Life represents that it can achieve  hypothetical rates for any one year or over any period. See
Prospectus for details of the calculations.

                                     MALE ISSUE AGE 25
                        $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
                     $51,908 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                Total                       Death Benefit (2)                            Cash Values (2)
End of                        Premiums             Assuming Hypothetical Gross (After          Assuming Hypothetical Gross (After
Policy      Premium           Paid Plus              Tax) Annual Rates of Return of              Tax) Annual Rates of Return of
  Year        Due          Interest at 5%            0%             6%            12%              0%             6%           12%
------      --------        --------------          -----------------------------------         ------------------------------------
  1         $1,200            $  1,260             $51,908        $51,921     $  52,078        $    409    $      439    $      469
  2          1,200               2,583              51,908         51,955        52,558           1,308         1,423         1,542
  3          1,200               3,972              51,908         52,011        53,359           2,197         2,454         2,727
  4          1,200               5,431              51,908         52,088        54,495           3,076         3,532         4,037
  5          1,200               6,962              51,908         52,188        55,994           3,992         4,710         5,535
  6          1,200               8,570              51,908         52,308        57,870           4,897         5,941         7,187
  7          1,200              10,259              51,908         52,450        60,141           5,791         7,226         9,008
  8          1,200              12,032              51,908         52,612        62,823           6,673         8,568        11,014
  9          1,200              13,893              51,908         52,794        65,934           7,544         9,969        13,222

 10          1,200              15,848              51,908         52,996        69,495           8,404        11,430        15,653

 15              0              23,217              51,908         54,188        93,429           9,524        16,333        28,161

 20              0              29,631              51,908         55,430       126,119           8,504        19,562        44,508

 25              0              37,818              51,908         56,702       170,313           7,539        23,273        69,903

 30              0              48,266              51,908         58,005       230,101           6,628        27,467       108,958

Attained Age
 65              0              78,620              51,908         60,711       420,822           4,947        37,025       256,641


(1) Corresponds to $612.00 semi annually; $312.00 quarterly, or $105.96 monthly.
(2) Assumes no policy loan.

Hypothetical   rates  of  interest   are   illustrative   only  and  are  not  a
representation of past or future rates of return.  These hypothetical rates take into account tax premium charges but not any other expenses charged against Life
Series  Fund or  Separate  Account B.  Actual  rates may be higher or lower than hypothetical rates. Neither Life Series Fund nor First Investors Life represents that it can achieve  hypothetical rates for any one year or over any period. See
Prospectus for details of the calculations.

                                     MALE ISSUE AGE 40
                        $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
                     $47,954 FACE AMOUNT (GUARANTEED INSURANCE AMOUNT)

                                Total                       Death Benefit (2)                            Cash Values (2)
End of                        Premiums             Assuming Hypothetical Gross (After          Assuming Hypothetical Gross (After
Policy      Premium           Paid Plus              Tax) Annual Rates of Return of              Tax) Annual Rates of Return of
  Year        Due          Interest at 5%             0%            6%             12%             0%             6%           12%
------      --------        --------------          -----------------------------------         ------------------------------------
  1         $1,800            $  1,890             $47,954        $47,968     $  48,144        $    762      $    817    $      872
  2          1,800               3,874              47,954         48,002        48,621           2,097         2,289         2,488
  3          1,800               5,958              47,954         48,056        49,393           3,406         3,819         4,263
  4          1,800               8,146              47,954         48,129        50,473           4,689         5,409         6,211
  5          1,800              10,443              47,954         48,222        51,886           6,020         7,138         8,431
  6          1,800              12,856              47,954         48,335        53,645           7,328         8,937        10,869
  7          1,800              15,388              47,954         48,467        55,766           8,615        10,809        13,548
  8          1,800              18,048              47,954         48,617        58,266           9,884        12,760        16,491
  9          1,800              20,840              47,954         48,786        61,164          11,137        14,792        19,724
 10          1,800              23,772              47,954         48,973        64,480          12,375        16,911        23,276

 15              0              34,825              47,954         50,080        86,798          13,764        23,714        41,101

 20              0              44,447              47,954         51,233       117,342          11,963        27,690        63,419

 25              0              56,727              47,954         52,416       158,741          10,274        31,966        96,809

 30              0              72,399              47,954         53,630       214,919           8,695        36,402       145,879

Attained Age
 65              0              56,727              47,954         52,416       158,741          10,274        31,966        96,809


(1) Corresponds to $918.00 semiannually;  $468.00 quarterly, or $158.94 monthly.
(2) Assumes no policy loan.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. These hypothetical rates take into account tax charges but not any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. Neither Life Series Fund nor First Investors Life represents that it can achieve hypothetical rates for any one year or over any period. See Prospectus for details of the calculations.

 [FIRST INVESTORS LOGO]
95 Wall Street
New York, New York 10005
(212) 858-8200




                               INSURED SERIES PLAN

                                April ____, 1999






This booklet contains two prospectuses. The first prospectus is for our Level Premium Variable Life Insurance Policy, which we call our Insured Series Plan ("ISP"). The second prospectus is for the First Investors Life Series Fund, which serves as the underlying investment options for our variable life insurance policy.

                               TABLE OF CONTENTS*
                  LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES PROSPECTUS


    Item                                                        Page
    ----                                                        ----
   OVERVIEW........................................................
      The Policy...................................................
      The Charges and Expenses.....................................
      Who We Are...................................................
      Risk and Reward Considerations...............................
   THE POLICY IN DETAIL............................................
      Your Premiums...............................................
      Allocation of Your Net Premium to Investment Options........
      The Death Benefit...........................................
      Your Cash Value.............................................
      Settlement Options..........................................
      Optional Insurance Riders...................................
      Other Provisions............................................
   FEDERAL INCOME TAX INFORMATION.................................
   OUR OFFICERS AND DIRECTORS.....................................
   OTHER INFORMATION..............................................
      Voting Rights...............................................
      Reservation of Rights.......................................
      Distribution of Policies....................................
      Custodian...................................................
      Reports.....................................................
      State Regulation............................................
      Experts.....................................................
      Relevance of Financial Statements...........................
      Year 2000...................................................
   ILLUSTRATIONS OF DEATH BENEFITS,
      CASH VALUES AND ACCUMULATED PREMIUMS........................





















-----------------------------
*A Table of Contents for the Life Series Fund prospectus can be found on page ___ of that prospectus.

The following Exhibits:

1.       (A - Form N-8B-2)

                    1. Resolution of Board of Directors Creating Separate Account./1/

                    2.        Not Applicable.

                    3(a).     Underwriting Agreement./1/

                    3(b).     Specimen Associate's Agreement./1/

                    3(c).     Commission schedule./1/

                    4.        Not Applicable.

                    5.        Specimen Variable Life Insurance Policy./1/

                    6. Certificate of Incorporation, as amended, and By-Laws, as amended, of First Investors Life Insurance Company./1/

                    7.        See (5) above.

                    8.        Not Applicable.

                    9.        Not Applicable.

                    10. Specimen form of application used with Variable Life Insurance Policy provided in response to 5 above. /2/

2.       Opinion of Counsel. (To be filed.)
         Opinion of Actuary. /2/

3.       Not Applicable.

4.       Not Applicable.

5.       Financial Data Schedule. (see Exhibit 27 below.)

6.       Consent of Independent Public Accountants. (To be filed.)

7.       Powers of Attorney. /1/

27.      Financial  Data  Schedule.   (Inapplicable,   because,  notwithstanding
         Instruction 5 as to Exhibits, the Commission staff has advised that no such Schedule is required.)

---------------

     /1/      Previously   filed  in   Post-Effective   Amendment   No.   17  to
              Registrant's Registration Statement (File No.2-98410) filed on May 19, 1997.

     /2/      Previously   filed  in   Post-Effective   Amendment   No.   18  to
              Registrant's Registration Statement (File No.2-98410) filed on April 28, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Investors Life Level Premium Variable Life Insurance (Separate Account B), has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereinafter affixed and attested, all in the City of New York, and State of New York, on the 22nd day of February, 1999.


                                       FIRST INVESTORS LIFE LEVEL PREMIUM
                                       VARIABLE LIFE INSURANCE
                                       (SEPARATE ACCOUNT B)
                                       (Registrant)
[Corporate Seal Affixed]

                                       BY: FIRST INVESTORS LIFE
                                           INSURANCE COMPANY
                                           (Depositor)
                                           (On behalf of the Registrant
ATTEST:                                    and itself)

/s/ Ada M Suchow                       By /s/ Richard H. Gaebler
--------------------------                    ------------------------
Ada M Suchow,                                 Richard H. Gaebler, President
Assistant Secretary


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

      SIGNATURE                   TITLE                   DATE
      ---------                   -----                   ----

/s/ Richard H. Gaebler      President                     February 22, 1999
----------------------
Richard H. Gaebler


/s/ William M. Lipkus       Vice President and            February 22, 1999
---------------------        Chief Financial
William M. Lipkus            Officer


/s/ Richard H. Gaebler      Director                      February 22, 1999
----------------------
Richard H. Gaebler

Glenn O. Head*              Chairman and Director         February 22, 1999
Jay G. Baris*               Director                      February 22, 1999
George V. Ganter*           Director                      February 22, 1999
Robert J. Grosso*           Director                      February 22, 1999
Scott Hodes*                Director                      February 22, 1999
Jackson Ream*               Director                      February 22, 1999
Nelson Schaenen Jr.*        Director                      February 22, 1999
John T. Sullivan*           Director                      February 22, 1999
Kathryn S. Head*            Director                      February 22, 1999
Glenn T. Dallas*            Director                      February 22, 1999





* By:/s/ Richard H. Gaebler
     ---------------------------
     Richard H. Gaebler
     Attorney-In-Fact
     Pursuant to Powers of
     Attorney previously filed